Note 3. Stockholders' Equity	12 Months Ended
Nov. 30, 2018
Notes
Note 3. Stockholders' Equity

Note 3.       Stockholders’ Equity

The Company’s common stock is quoted under the symbol “MACR” on the OTC Pink tier operated by OTC Markets Group, Inc.  To date, an active trading market for the Company’s common stock has not developed.

Preferred Stock

The Company is authorized to issue 10,000,000 shares of its $0.01 par value preferred stock.  As of November 30, 2018 and 2017 the Company had 50,000 outstanding shares of preferred stock.  The preferred shares are not convertible into shares of the Company’s common stock.

Common Stock

The Company is authorized to issue 90,000,000 shares of its $0.001 par value common stock.  As of November 30, 2018 and 2017, the Company had 6,491,190 and 4,140,750 shares, respectively, of common stock issued and outstanding.

On August 21, 2018, the convertible notes totaling $26,708, including accrued interest of $1,492, were converted into 1,335,440 shares of the Company’s common stock (Note 4).

Between May 1, 2018 and November 30, 2018, the Company sold 1,015,000 Units at a price of $.10 per Unit in a private offering, for total proceeds of $101,500.  Each Unit consisted of one share of our common stock and one Series A Warrant.  Each Series A warrant allows the holder to purchase one share of our common stock at a price of $1.00 per share at any time on or before June 1, 2019.  The warrants were valued using the Black-Scholes Options Pricing Model resulting in total warrant value of $879. The remaining proceeds of $100,621 were allocated to the issuance of the common stock.  Black-Scholes data inputs used to value the warrants are as follows:

Stock Price	Exercise Price	Expected Life (Yrs)	Risk-Free Rate	Value
$0.10	$1.00	0.75	2.44%	$879